UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05681
ND Tax-Free Fund, Inc.
(Exact name of registrant as specified in charter)
Address of Registrant :	1 Main Street North
Minot, ND 58703

Name and address of agent for service :	Brenda Sem
1 Main Street North
Minot, ND 58703

Registrant’s telephone number, including area code: (701)852-5292

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Item 1) Reports to Stockholders.

ND Tax-Free Fund, Inc.

Dear Shareholder:

Enclosed is the annual report of operations of the ND Tax-Free Fund, Inc., (the “Fund”) for the year ended December 31, 2004.  The Fund’s portfolio and related financial statements are presented within for your review.

The economic outlook has brightened with employment showing renewed strength, oil prices dropping and the weak dollar adding stimulus.

The improved tone of the employment data, together with a firm stock market has boosted the Federal Reserve’s confidence that it can continue to tighten the Fed Funds rate, currently at 2.25%, without causing any major damage.

The weak dollar adds an element of instability to the outlook.  The Fed views a weak dollar as an inevitable and necessary part of an adjustment to a lower current account deficit.  However, the weak dollar and the rise in gold, oil and other commodities have signaled rising inflationary pressures.  The “core” Consumer Price Index has increased 2.4%.

Despite these signs of inflation, the treasury market remains unfazed.  After jumping to 4.9% in the spring of the year, 10-year Treasury yields ended the year at 4.2%, as it appears investors are not worried about inflation.  That was not the case in 1987, a previous period during which the dollar was weak and gold prices were rising.  Then, bond yields moved sharply higher as investors feared the Fed was behind the inflation curve.  A rise in bond yields would thus be an important signal of increased inflation expectations.

Given our concerns early in the period that U.S. economic growth could pick up and interest rates could rise sooner than anticipated, we structured the Fund defensively to help mitigate the effects of a possible rise in interest rates.  Our strategy entailed focusing on bonds with higher coupons, maintaining a lower average maturity life and maintaining a short position in U.S. Treasury futures.  Although this conservative strategy at times limited the Fund’s full participation in market rallies, it helped reduce its overall volatility during the period.  Our approach also favorably contributed to the Fund’s relative performance during times when long-term bond prices were dropping, particularly early in the spring.

Why Higher Coupon Bonds?

In rising rate environments, the prices of shorter-term fixed-income obligations have typically held up better than those on longer-term bonds.  Rather than commit a substantial portion of the Fund’s assets to low-yielding short-term bonds, the Fund maintained an emphasis on longer-term, premium priced higher-coupon bonds for their favorable income.  However, we continued to hold short positions in U.S. Treasury bond futures to help hedge the portfolio against interest rate risk.  As of the period’s close, the Fund’s average maturity was approximately 17.1 years.  However, the Fund’s duration, a measure of a fund’s sensitivity to interest rate movements, was 4.3 years.

The ND Tax-Free Fund A shares began the year at $7.94 per share and ended the period at $7.56 per share for a total return of -0.84% (without sales charge).  The ND Tax-Free Fund B shares began the year at $7.94 per share and ended the period at $7.56 per share for a total return of -1.42% (without CDSC).  This compares to the Lehman municipal index’s return of 4.47% for the period.

An important part of the Fund’s strategy includes searching the primary and secondary markets for high quality, double tax-exempt issues.  Credit quality for the period was AAA 82%, AA 1%, A 5% and NR 12%.

Income exempt from federal and North Dakota state income taxes with preservation of capital remains the primary objectives of the Fund.

If you would like more frequent updates, visit our website at www.integrityfunds.com for daily prices along with pertinent fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of Monte Avery, Chief Portfolio Strategist with Integrity Mutual Funds.  The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or any Integrity Mutual Fund.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

Bond prices and, therefore, the value of bond funds decline as interest rates rise.

PROXY VOTING ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-276-1262.  A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Integrity's Web site at http://www.integrityfunds.com.  This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters on the Form N-CSR(s).  The annual and semiannual reports are filed electronically with the SEC and are delivered to the Fund shareholders.  The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q and N-CSR(s) are available on the SEC's website at http://www.sec.gov.  The Fund's Form N-Q and N-CSR(s) may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and the information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  You may also access this information from Integrity's website at http://www.integrityfunds.com.

 December 31, 2004 (Unaudited)

PERFORMANCE AND COMPOSITION

PORTFOLIO QUALITY RATINGS

(Based on Total Long-Term Investments)

AAA	81.9%
AA	0.5%
A	5.7%
NR	11.9%

Quality ratings reflect the financial strength of the issuer.  They are assigned by independent rating services such as Moody’s Investors Services and Standard & Poor’s.  Non-rated bonds have been determined to be of appropriate quality for the portfolio by Integrity Money Management, Inc. (“Integrity Money Management”), the investment adviser.

These percentages are subject to change.

PORTFOLIO MARKET SECTORS

(As a % of Net Assets)

I-Industrial	27.3%
S-School	17.1%
O-Other	11.9%
HC-Health Care	11.8%
U-Utilities	10.9%
H-Housing	8.6%
W/S-Water/Sewer	4.4%
C/L-COP/Lease	4.1%
T-Transportation	3.9%

Market sectors are breakdowns of the Fund’s portfolio holdings into specific investment classes.

These percentages are subject to change.

December 31, 2004 (Unaudited)

DISCLOSURE OF FUND EXPENSES

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

EXAMPLE 1:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example also is based on the Fund’s actual expenses of 0.93% (A shares), 1.53% (B shares) and rate of return for the period of -0.84% (A shares), -1.42% (B shares).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	B	A	B
Annual expenses	$51.37	$54.62	$51.37	$15.19

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $949.46.

Account value of an initial investment of $1,000 on B shares as of the end of the period would be $985.80.

EXAMPLE 2:

This example assumes that you invest $1,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods.  The example is based on the Fund’s actual operating expenses of 0.93% (A shares), 1.53% (B shares) and also assumes that your investment has a 5.00% return.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption		No Redemption
Share Class	A	B	A	B
Annual expenses	$51.63	$55.68	$51.63	$15.68

Account value of an initial investment of $1,000 on A shares as of the end of the period would be $1,005.38.

Account value of an initial investment of $1,000 on B shares as of the end of the period would be $1,050.00.

December 31, 2004 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2004
ND Tax-Free Fund				Since Inception
Class B Shares	1 year	5 year	10 year	(January 3, 1989)
Without CDSC	(1.42)%	2.17%	*3.24%	3.83%
With CDSC (4% max)	(5.23)%	2.17%	*3.24%	3.83%

				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(January 3, 1989)
	4.47%	7.20%	7.06%	7.23%

	For periods ending December 31, 2004
ND Tax-Free Fund				Since Inception
Class A Shares	1 year	5 year	10 year	(January 7, 2000)
Without Sales Charge	(0.84)%	N/A	N/A	2.64%
With Sales Charge (4.25%)	(5.03)%	N/A	N/A	1.76%

				Since Inception
Lehman Brothers Municipal Bond Index	1 year	5 year	10 year	(January 7, 2000)
	4.47%	N/A	N/A	7.23%

*Class B shares are automatically converted to Class A shares after 8 years.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.  You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 1-800-276-1262.

You should consider the Fund's investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please obtain a fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2004 (Unaudited)

COMPARATIVE INDEX GRAPH(insert here)

Comparison of change in value of a $10,000 investment in the ND Tax-Free Fund and the Lehman Brothers Municipal Bond Index

Class B Shares			Class A Shares
	ND Tax- Free Fund w/o CDSC	Lehman Brothers Municipal Bond Index		ND Tax-Free Fund w/o Sales Charge	ND Tax-Free Fund w/Max Sales Charge	Lehman Brothers Municipal Bond Index

01/03/1989	$10,000	$10,000	01/07/2000	$10,000	$ 9,575	$10,000
1989	$10,291	$11,079	2000	$10,867	$10,405	$11,169
1990	$11,109	$11,886	2001	$11,387	$10,903	$11,743
1991	$12,006	$13,330	2002	$11,429	$10,943	$12,870
1992	$12,718	$14,505	2003	$11,486	$10,998	$13,555
1993	$13,529	$16,286	2004	$11,389	$10,908	$14,161
1994	$13,262	$15,444
1995	$14,413	$18,140
1996	$15,367	$18,946
1997	$16,007	$20,689
1998	$16,564	$22,030
1999	$16,380	$21,574
2000	$17,712	$24,098
2001	$18,514	$25,335
2002	$18,496	$26,785
2003	$18,504	$28,179
2004	$18,241	$30,551

Putting Performance into Perspective

Returns are historical and are not a guarantee of future results.  The graph comparing your Fund’s performance to a benchmark index provides you with a general sense of how your Fund performed.  To put this information in context, it may be helpful to understand the special differences between the two.  The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in North Dakota municipal bonds.  Your Fund’s total return for the period shown appears with and without sales charges and includes Fund expenses and management fees.  A securities index measures the performance of a theoretical portfolio.  Unlike a fund, the index is unmanaged; there are no expenses that affect the results.  In addition, few investors could purchase all of the securities necessary to match the index.  And, if they could, they would incur transaction costs and other expenses.  All Fund and benchmark returns include reinvested dividends. The Fund’s share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

December 31, 2004 (Unaudited)

MANAGEMENT OF THE FUND

The Board Directors (“Board”) of the Fund consists of five Directors.  These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds, the six series of Integrity Managed Portfolios and the eight series of The Integrity Funds.  Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates.  These are the “independent” Directors.  Two of the remaining three Directors and/or Officers are “interested” by virtue of their affiliation with the Investment Adviser and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
Lynn W. Aas 904 27th Street NW Minot, ND 58703 83	Director	Since December 1994	Retired; Attorney; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004) Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since September 2003); and Director, First Western Bank & Trust (until May 2002).	17	None
Orlin W. Backes 15 2nd Ave., SW – Ste. 305 Minot, ND 58701 69	Director	Since April 1995	Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003); Trustee, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, First Western Bank & Trust.	17	Director, First Western Bank & Trust
R. James Maxson Town & Country Center 1015 S. Broadway Suite 15 Minot, ND 58701 57	Director	Since January 1999	Attorney, Maxson Law Office (since November 2002), Attorney, McGee, Hankla, Backes & Dobrovolny, P.C. (April 2000 to November 2002); Attorney, Farhart, Lian and Maxson, P.C. (March 1976 to March 2000); Director, ND Tax-Free Fund, Inc. (since January 1999), Montana Tax-Free Fund, Inc. (since January 1999), South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), Integrity Fund of Funds, Inc. (since January 1999), Integrity Small-Cap Fund of Funds, Inc. (January 1999 to June 2003); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since May 2003).	17	None

*The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

Directors and officers of the Funds serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

The Interested Directors and executive officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND EXECUTIVE OFFICERS

Name, Address and Age	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex *	Other Directorships Held Outside The Fund Complex
**Peter A. Quist 1 Main Street North Minot, ND 58703 70	Director, Vice President and Secretary	Since Inception

Attorney; Director and Vice President, Integrity Mutual Funds, Inc.; Director, Vice President and Secretary, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., Integrity Small-Cap Fund of Funds, Inc. (September 1998 to June 2003), Integrity Funds Distributor, Inc., Vice President and Secretary, Integrity Managed Portfolios and The Integrity Funds (since May 2003); and Director, ARM Securities Corporation (May 2000 to June 2003).

				3	None
**Robert E. Walstad 1 Main Street North Minot, ND 58703 60	Director, Chairman, President	Since Inception

Director (since September 1987), President (September 1987 to October 2001 and September 2002 to May 2003), Integrity Mutual Funds, Inc.; Director, President and Treasurer, Integrity Money Management, Inc., ND Capital, Inc. (until September 2004), Integrity Fund Services, Inc.; Director, President (since inception) and Treasurer (until May 2004), ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc. (until June 2004), Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds Inc., (September 1998 to June 2003); Trustee, Chairman and President (since January 1996), and Treasurer (until May 2004), Integrity Managed Portfolios; Trustee, Chairman and President (since May 2003) and Treasurer (May 2003 to May 2004), The Integrity Funds; Director, President, CEO, and Treasurer, Integrity Funds Distributor, Inc. (January 1996 to August 2003); Director (October 1999 to June 2003), President (October 1999 to October 2001), Magic Internet Services, Inc.; Director (May 2000 to June 2003), President (May 2000 to November 2001- October to June 2003), ARM Securities Corporation; Director,  Chairman, Capital Financial Services, Inc. (since January 2002).

				17	Director, Capital Financial Services, Inc.
Brent M. Wheeler 1 Main Street North Minot, ND 58703 34	Treasurer	Since May 2004	Fund Accounting Manager, Integrity Fund Services, Inc.; Treasurer (Since May 2004), The Integrity Funds and Integrity Managed Portfolios.	NA	Minot State University Alumni Association

* The Fund Complex consists of the three funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the eight series of The Integrity Funds.

** Directors who are “interested persons” of the Funds as defined in the Investment Company Act of 1940.  Messrs. Quist and Walstad are interested persons by virtue of being officers and/or directors of the Fund’s Investment Adviser and Principal Underwriter.

Directors and officers of the Fund serve until their resignation, removal or retirement.

The Statement of Additional Information contains more information about the Fund’s Directors and is available without charge upon request, by calling Integrity Funds Distributor, Inc., at 1(800) 276-1262.

Board Approval of Investment Advisory Agreement

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Company”), the Fund’s sponsor.

The continuation of a fund’s investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or “Interested Persons” of any party (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval.  In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund’s adviser.  The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals.  At a meeting held on December 17, 2004, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement (“Advisory Agreement”) between the Fundand Integrity Money Management.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor “interested persons” of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement.  In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser that it believed to be reasonably necessary to reach its conclusion.  In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)     the nature, extent and quality of the adviser’s services;

(b)     the performance of the fund and the adviser;

(c)     the adviser’s cost and profitability in providing its services, including the extent to which the adviser realizes economies of scale as the fund grows larger;

(d)     any ancillary benefits to the adviser or its affiliates in connection with its relationship to the investment company; and

(e)     the amount of fees charged in comparison to those of other investment companies.

In evaluating the Adviser’s services and its fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds.  In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund’s past performance, the nature and quality of the services provided, the profitability of the Adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser.  The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund.  In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided.  The Directors did not identify any single factor discussed above as all-important or controlling.  The Directors also considered the Adviser’s commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund’s portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it had been managed.  On the basis of the information provided for their review, the Directors reached the following conclusions:

  A comparison of the Fund’s pro forma net operating expenses under the Advisory Agreement vis-à-vis comparable funds reflected that most of the comparable funds have similar or higher expense structures than the Fund, based upon data provided by outside consultants and fund financial reports.  The Fund’s net expense ratio of 0.95% for the Class A shares was comparable to other funds of similar objective and size. The Fund’s net expense ratio of 1.55% for the Class B shares was comparable to other funds of similar objective and size.
  The overall nature and quality of the services provided by the Adviser had historically been, and continued to be satisfactory to the Board.
  The other Funds managed by the Adviser have traditionally had a relatively low net ratio of expenses.  The Adviser has assured through subsidization that its other Funds have had consistent performance relative to comparable and competing funds.
  The Portfolio Manager of the Fund has over 20 years experience in managing mutual funds.  The Adviser currently provides services to seventeen funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds.  The experience and expertise of the Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund’s future performance.
  Although the Fund has underperformed its relative benchmark, the Fund has been meeting its investment objective for providing as high a level of current income exempt from federal and North Dakota state income taxes as is consistent with preservation of capital.  The Fund has had positive returns for the 5-year, 10-year and since inception periods on the Class B shares and for the since inception on the Class A shares.
  The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale.

In voting unanimously to approve the Advisory Agreement the Directors did not identify any single factor as being of paramount importance.  The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund.  They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Schedule of Investments December 31, 2004

Name of Issuer Percentages represent the market value of each investment category to total net assets	Rating (Unaudited) Moody's/S&P	Coupon Rate	Maturity	Principal Amount	Market Value

NORTH DAKOTA MUNICIPAL BONDS (93.1%)

Burleigh Cty., ND (St. Vincent Nursing Home) Facs. Rev.	NR/NR	7.000%	06/01/19	$500,000	$502,500
Burleigh Cty., ND (Med Center One) Healthcare Rev. MBIA	Aaa/AAA	5.250	05/01/13	500,000	541,825
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.750	12/01/11	1,000,000	1,032,520
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.875	12/01/15	750,000	777,150
Burleigh Cty., ND (Univ. of Mary) Facs. Rev.	NR/NR	5.625	12/01/15	500,000	514,970
Dickinson, ND (St. Luke's Home) Rev.	NR/NR	7.250	05/01/22	500,000	490,000
Fargo, ND Health Sys. (MeritCare) AMBAC	Aaa/AAA	5.125	06/01/27	1,000,000	1,024,090
Fargo, ND Ref. & Impvt. G.O. MBIA	Aaa/AAA	5.000	05/01/28	500,000	512,945
Fargo, ND Parking Rev. Series 2001-A	NR/NR	6.625	11/01/21	100,000	103,000
Fargo, ND School District Bldg. Auth. Lease Rev.	A/NR	5.750	05/01/18	500,000	537,810
Grand Forks, ND Ref. & Impvt. G.O. AMBAC	Aaa/NR	5.000	12/01/24	100,000	105,230
Grand Forks, ND Health Care Rev. (Altru Health) MBIA	Aaa/AAA	5.400	08/15/12	1,000,000	1,085,780
Grand Forks, ND (Aurora Project) Sales Tax Rev. MBIA	Aaa/AAA	5.625	12/15/29	1,000,000	1,082,880
*Mercer Cty., ND (MT-Dak. Util.) Rev. FGIC	Aaa/AAA	6.650	06/01/22	3,000,000	3,007,500
Mercer Cty., ND (NW Public Svc.) Rev. Ref. MBIA	Aaa/AAA	5.850	06/01/23	630,000	643,287
*Mercer Cty., ND (Basin Elec.) Rev. AMBAC	Aaa/AAA	6.050	01/01/19	5,425,000	5,533,500
City of Minot (Highway Bonds) G.O. MBIA	Aaa/AAA	5.000	10/01/23	555,000	589,021
Morton Cty., ND (MT-Dak. Util.) Rev. FGIC	Aaa/AAA	6.650	06/01/22	350,000	350,875
Morton Cty., ND Multifamily Hsg. Rev. Ref.	NR/NR	6.750	03/01/21	500,000	500,000
ND (HFA) Hsg. Finance Program	Aa/NR	6.300	07/01/16	145,000	151,205
ND Hsg. Fin. Variable Rate	Aaa/NR	2.010	01/01/34	2,000,000	2,000,000
#ND Municipal Bond Bank Revolving Fund Program	Aaa/NR	6.250	10/01/14	1,095,000	1,121,127
ND Blding. Auth. Lease Rev. MBIA	Aaa/AAA	5.000	12/01/22	1,220,000	1,277,706
#ND State Board of Hgr. Educ. (ND St. Univ. Hsg.)	A-1/NR	5.600	04/01/29	1,035,000	1,107,264
ND State Board of Hgr. Educ. (ND St. Univ.) AMBAC	Aaa/AAA	5.100	04/01/32	500,000	511,895
ND Student Loan Rev. AMBAC	Aaa/AAA	6.300	07/01/12	100,000	103,187
ND Student Loan Rev. AMBAC	Aaa/AAA	6.350	07/01/13	250,000	259,967
ND Student Loan Rev. AMBAC	Aaa/AAA	6.400	07/01/14	400,000	414,088
#ND State Water Commission Devl. Rev. AMBAC	Aaa/AAA	5.750	07/01/27	1,250,000	1,362,825
Oliver Cty., ND (Square Butte Elec. Coop) Pollution Control Rev. AMBAC	Aaa/AAA	5.300	01/01/27	1,095,000	1,159,627
West Fargo, ND Refunding & Improvement MBIA	Aaa/NR	5.000	05/01/18	250,000	261,727
TOTAL NORTH DAKOTA MUNICIPAL BONDS (COST: $28,045,957)					$28,665,501

SHORT-TERM SECURITIES (4.7%)				Shares
Wells Fargo National Tax-Free Money Market				1,055,000	$1,055,000
Goldman Sachs Financial Square				383,682	383,682
TOTAL SHORT-TERM SECURITIES (COST: $1,438,682)					$1,438,682

TOTAL INVESTMENTS IN SECURITIES (COST: $29,484,639)					$30,104,183
OTHER ASSETS LESS LIABILITIES					697,074
NET ASSETS					$30,801,257

* Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

# Indicates bonds are segregated by the custodian to cover initial margin requirements.

Non-rated (NR) securities in the Fund were investment grade when purchased.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Assets and Liabilities December 31, 2004

ASSETS
Investments in securities, at value (cost: $29,484,639)	$30,104,183
Accrued dividends receivable	2,265
Accrued interest receivable	418,904
Variation margin on futures	456,313
Prepaid expenses	6,729

Total Assets	$30,988,394

LIABILITIES
Dividends payable	$96,534
Accrued expenses	44,387
Payable for fund shares redeemed	15,657
Disbursements in excess of demand deposit cash	30,559

Total Liabilities	$187,137

NET ASSETS	$30,801,257

Net assets are represented by:
Capital stock outstanding, at par	$4,074
Additional paid-in capital	38,180,591
Accumulated undistributed net realized gain (loss) on investments and futures	(7,981,427)
Unrealized appreciation on investments	619,544
Unrealized depreciation on futures	(21,525)
Total amount representing net assets applicable to 4,074,137 outstanding shares of $.001 par value common stock (100,000,000 shares authorized)	$30,801,257

Net Assets Consist of:
Class A	$24,625,529
Class B	$6,175,728
Total Net Assets	$30,801,257

Shares Outstanding:
Class A	3,257,514
Class B	816,623

Net Asset Value per share:
Class A	$7.56
Class A – offering price (based on sales charge of 4.25%)	$7.90
Class B	$7.56

The accompanying notes are an integral part of these financial statements.

Statement of OperationsFor the year ended December 31, 2004

INVESTMENT INCOME
Interest	$1,744,796
Dividends	10,980
Total Investment Income	$1,755,776

EXPENSES
Investment advisory fees	$211,544
Distribution fees (12b-1) - Class A	69,400
Distribution fees (12b-1) - Class B	63,506
Transfer agent fees	50,783
Accounting service fees	45,629
Custodian fees	7,381
Legal fees	13,000
Directors fees	2,719
Reports to shareholders	3,406
Audit fees	5,481
License, fees, and registrations	1,435
Other	284
Total Expenses	$474,568
Less expenses waived or absorbed by the Fund’s manager	(101,581)
Total Net Expenses	$372,987

NET INVESTMENT INCOME	$1,382,789

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investment transactions	$(47,498)
Futures transactions	(1,021,421)
Net change in unrealized appreciation (depreciation) of investments	(624,840)
Net change in unrealized appreciation (depreciation) of futures	(21,525)
Net Realized and Unrealized Gain (Loss) on Investments and Futures	$(1,715,284)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(332,495)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2004

Statement of Changes in Net Assets
For the year ended December 31, 2004, and the year ended December 31, 2003

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,382,789	$1,839,261
Net realized gain (loss) on investment and futures transactions	(1,068,919)	(1,762,713)
Net change in unrealized appreciation (depreciation) on investments and futures	(646,365)	37,352
Net Increase (Decrease) in Net Assets Resulting From Operations	$(332,495)	$113,900

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.31 and $.34, respectively)	$(1,124,461)	$(1,427,932)
Class B ($.27 and $.31, respectively)	(258,014)	(410,647)
Return of capital distributions:
Class A ($.00 and $.00, respectively)	0	0
Class B ($.00 and $.00, respectively)	0	0
Distributions from net realized gain on investment and futures transactions:
Class A	0	0
Class B	0	0
Total Dividends and Distributions	$(1,382,475)	$(1,838,579)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares:
Class A	$419,361	$870,876
Class B	226,384	430,292
Proceeds from reinvested dividends:
Class A	817,666	1,010,144
Class B	189,477	286,021
Cost of shares redeemed:
Class A	(7,360,030)	(5,800,858)
Class B	(1,786,626)	(1,947,705)
Exchanges to/from related fund classes:
Class A	1,252,349	1,601,463
Class B	(1,252,349)	(1,601,463)
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions	$(7,493,768)	$(5,151,230)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(9,208,738)	$(6,875,909)

NET ASSETS, BEGINNING OF PERIOD	40,009,995	46,885,904

NET ASSETS, END OF PERIOD	$30,801,257	$40,009,995

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2004

Note 1.  ORGANIZATION

ND Tax-Free Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  The Fund incorporated under the laws of the State of North Dakota on October 7, 1988, and commenced operations on January 3, 1989.  The Fund’s objective is to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital.  The Fund will seek to achieve this by investing primarily in a portfolio of North Dakota tax-exempt securities.

All shares existing prior to January 7, 2000, the commencement date of Class A shares, were classified as Class B shares.  Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.85% on an annual basis, and a Contingent Deferred Sales Charge that decreases depending on how long the shares have been held.  Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis.  The two classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.  Class B shares automatically convert to A on the 15th of the month or the next business day following the eighth anniversary of issuance.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by Integrity Money Management.  The matrix system has been developed based on procedures approved by the Board of Trustees which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions.  Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed.  The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state.  This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders.  Therefore, no provision for income taxes is required.  Distributions during the year ended December 31, 2004, were characterized as tax-exempt for tax purposes.

The tax character of distributions paid was as follows:

	December 31, 2004	December 31, 2003
Tax-exempt income	$1,382,475	$1,838,579
Ordinary income	0	0
Long-term capital gains	0	0
Total	$1,382,475	$1,838,579

The Fund has unexpired capital loss carryforwards for tax purposes as of December 31, 2004, totaling $8,002,952, which may be used to offset capital gains.  The capital loss carryforward amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2005	$ 1,941,479
2006	$ 589,931
2007	$ 0
2008	$ 756,779
2009	$ 0
2010	$ 1,868,806
2011	$ 1,756,690
2012	$ 1,089,267

For the year ended December 31, 2004, the Fund did not make permanent reclassifications to reflect tax character.  Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Multiple class allocations - The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses.  Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.  For the year ended December 31, 2004, distribution fees were the only class-specific expenses.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash.  Capital gains, when available, are distributed along with the last income dividend of the calendar year.  Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts - Premiums and discounts on municipal securities are amortized for financial reporting purposes.

Other - Income and expenses are recorded on the accrual basis.  Investment transactions are accounted for on the trade date.  Realized gains and losses are reported on the identified cost basis.  Distributions to shareholders are recorded by the Fund on the ex-dividend date.  Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatment for market discount, capital loss carryforwards and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital.  Temporary book and tax basis differences will reverse in a subsequent period.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date.  Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the futures exchange on which the contract is traded.  Subsequent payments (“variation margin”) are made or received by the Fund, dependent on the fluctuations in the value of the underlying index.  Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund.  When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy.  Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments.  The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts.  These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

At December 31, 2004, the Fund had outstanding futures contracts to sell debt securities as follows:

Contracts to Sell	Expiration Date	Number of Futures Contracts	Valuation as of December 31, 2004	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	03/2005	149	$456,313	($21,525)

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Reclassifications – Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.  CAPITAL SHARE TRANSACTIONS

As of December 31, 2004, there were 100,000,000 shares of $.001 par value authorized; 4,074,137 and 5,041,080 shares were outstanding at December 31, 2004, and December 31, 2003, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class B Shares
	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003
Shares sold	54,144	108,955	29,654	52,912
Shares issued on reinvestment of dividends	105,371	125,411	24,398	35,449
Shares redeemed	(950,160)	(723,020)	(230,389)	(242,476)
Shares exchanged to Class A	0	0	(161,184)	(197,240)
Shares exchanged from Class B	161,223	197,280	0	0
Net increase (decrease)	(629,422)	(291,374)	(337,521)	(351,355)

Note 4.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund’s investment adviser; Integrity Funds Distributor, Inc. (“Integrity Funds Distributor”), the Fund’s underwriter; and Integrity Fund Services, Inc. (“Integrity Fund Services”), the Fund’s transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. (“Company”), the Fund’s sponsor.

The Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund’s average daily net assets.  The Fund has recognized $114,889 of investment advisory fees after a partial waiver for the year ended December 31, 2004.  The Fund has a payable to Integrity Money Management of $6,719 at December 31, 2004, for investment advisory fees.  Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Adviser may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses for Class B shares were 1.53% for the fiscal year ended December 31, 2004.  Accordingly, after fee waivers and expense reimbursements, the Fund’s actual total annual operating expenses for Class A were 0.93% for the fiscal year ended December 31, 2004.

Principal Underwriter and Shareholder Services

Integrity Funds Distributor serves as the principal underwriter for the Fund.  The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act.  Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services.  These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called “Distribution Plan expenses.”  Class B currently pays an annual distribution fee of up to 0.85% of the average daily net assets of the class.  Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class.  Distribution Plan expenses are calculated daily and paid monthly.

During the year ended December 31, 2004, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class B Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	69,400	0
Class B Shares	63,506	0

Integrity Fund Services provides shareholder services for a fee that varies according to the size of the Fund and is reimbursed for out-of-pocket expenses.  An additional fee with a minimum of $500 per month is charged for each additional share class.  The Fund has recognized $50,783 of transfer agency fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $4,012 at December 31, 2004, for transfer agency fees.  Integrity Fund Services also acts as the Fund’s accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund’s average daily net assets on an annual basis for the Fund’s first $50 million and at a lower rate on the average daily net assets in excess of $50 million.  An additional minimum fee of $500 per month is charged by Integrity Fund Services for each additional share class.  The Fund has recognized $45,629 of accounting service fees for the year ended December 31, 2004.  The Fund has a payable to Integrity Fund Services of $3,793 at December 31, 2004, for accounting service fees.

Note 5.  INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sale of investment securities (excluding short-term securities) aggregated $3,446,700 and $11,350,576, respectively, for the year ended December 31, 2004.

Note 6.  INVESTMENT IN SECURITIES

At December 31, 2004, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $29,484,639. The net unrealized appreciation of investments based on the cost was $619,544, which is comprised of $655,494 aggregate gross unrealized appreciation and $35,950 aggregate gross unrealized depreciation.

Financial Highlights December 31, 2004

Selected per share data and ratios for the period indicated

Class A Shares

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Period Since Inception (January 7, 2000) Thru December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$7.94	$8.25	$8.63	$8.66	$8.38

Income from Investment Operations:
Net investment income	$.31	$.34	$.41	$.43	$.43
Net realized and unrealized gain (loss) on investment and futures transactions	(.38)	(.31)	(.38)	(.03)	.28
Total Income (Loss) From Investment Operations	$(.07)	$.03	$.03	$.40	$.71

Less Distributions:
Dividends from net investment income	$(.31)	$(.34)	$(.41)	$(.43)	$(.43)
Return of capital distributions	.00	.00	.00	.00	.00
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.31)	$(.34)	$(.41)	$(.43)	$(.43)

NET ASSET VALUE, END OF PERIOD	$7.56	$7.94	$8.25	$8.63	$8.66

Total Return	(0.84)%(A)	0.50%(A)	0.37%(A)	4.78%(A)	8.67%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$24,626	$30,847	$34,463	$32,033	$24,684
Ratio of net expenses (after expense assumption) to average net assets	0.93%(B)	0.95%(B)	0.95%(B)	0.95%(B)	0.94%(B)
Ratio of net investment income to average net assets	4.05%	4.33%	4.87%	5.01%	5.12%
Portfolio turnover rate	10.31%	34.34%	3.14%	2.30%	0.86%

(A)  Excludes maximum sales charge of 4.25%.

(B)  During the periods indicated above, the Company assumed/waived expenses of $76,391, $72,086, $77,910, $60,751, and $39,055, respectively.  If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.22%, 1.17%, 1.18%, 1.16%, and 1.15%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights December 31, 2004

Selected per share data and ratios for the period indicated

Class B Shares

	For The Year Ended December 31, 2004	For The Year Ended December 31, 2003	For The Year Ended December 31, 2002	For The Year Ended December 31, 2001	For The Year Ended December 29, 2000
NET ASSET VALUE, BEGINNING OF PERIOD	$7.94	$8.25	$8.64	$8.66	$8.40

Income from Investment Operations:
Net investment income	$.27	$.31	$.38	$.40	$.40
Net realized and unrealized gain (loss) on investment and futures transactions	(.38)	(.31)	(.39)	(.02)	.26
Total Income (Loss) From Investment Operations	$(.11)	$.00	$(.01)	$.38	$.66

Less Distributions:
Dividends from net investment income	$(.27)	$(.31)	$(.38)	$(.40)	$(.40)
Return of capital distributions	.00	.00	.00	.00	.00
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.27)	$(.31)	$(.38)	$(.40)	$(.40)

NET ASSET VALUE, END OF PERIOD	$7.56	$7.94	$8.25	$8.64	$8.66

Total Return	(1.42)%(A)	0.04%(A)	(0.10)%(A)	4.53%(A)	8.13%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,176	$9,163	$12,423	$21,052	$31,954
Ratio of net expenses (after expense assumption) to average net assets	1.53%(B)	1.40%(B)	1.30%(B)	1.30%(B)	1.30%(B)
Ratio of net investment income to average net assets	3.45%	3.90%	4.52%	4.68%	4.80%
Portfolio turnover rate	10.31%	34.34%	3.14%	2.30%	0.86%

(A) Excludes contingent deferred sales charge of 4.00%.

(B) During the periods indicated above, the Company assumed/waived expenses of $20,264, $37,072, $60,864, $92,939, and $144,913, respectively.  If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.82%, 1.74%, 1.68%, 1.67%, and 1.66%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ND Tax-Free Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ND Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ND Tax-Free Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles  generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota  USA
February 11, 2005

Item 2) Code of Ethics.

(a)   The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code”).

(b)   For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1)   Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2)   Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3)   Compliance with applicable governmental laws, rules, and regulations;

        (4)   The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5)   Accountability for adherence to the code.

(c)        There were no amendments to the Code during the period covered by the report.

(d)   The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.

(e)   Not applicable

(f)    The registrant must:

(g)   See item 11(a)(1) regarding the filing of the Code of Ethics for Principal Executive and Principal Financial Officers of The Integrity Funds and Integrity Mutual Funds, Inc.

Item 3) Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that Lynn Aas is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR.  Lynn Aas is independent for purposes of Item 3 of Form N-CSR.

Item 4) Principal Accountant Fees and Services.

(a)         Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees

                2003                $6,900

                2004                $6,000

(b)        Audit-related fees include amounts related to the services provided by the principal accountant related to the performance of the audit of the registrant’s financial statements.

Audit-Related Fees

                2003                $1,200

                2004                $1,045

(c)   Tax fees include amounts related to the preparation and review registrant’s tax returns.

Tax Fees

                2003                $900

                2004                $950

   (d)   All Other Fees.

                None

(e) (1)        The registrant’s audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

     (2)    All of the services described in paragraphs (b) through (d) of item 4 were approved by the audit committee.

(f)    All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employee.

(g)         None

(h)   The registrant’s independent auditor did not provide any non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or controlled with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5) Audit Committee of Listed Registrants.

                Not applicable

Item 6) Schedule of Investments.

                The Schedule of Investments is filed under Item 1 of this form.

Item 7) Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                Not applicable

Item 8)   Portfolio Managers of Closed-End Management Investment Companies

                Not applicable

Item 9) Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                Not applicable

Item 10) Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors in the last fiscal half-year.

Item 11)Controls and Procedures.

(a)        Based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)        There  were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12)Exhibits

(a)(1)        Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto.

(a)(2)        Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)                Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ND TAX-FREE FUND, INC.

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ND TAX-FREE FUND, INC.

BY: /s/ ROBERT E. WALSTAD
ROBERT E. WALSTAD
CHIEF EXECUTIVE OFFICER

Date: February 22, 2005

BY: /s/ BRENT WHEELER
BRENT WHEELER
TREASURER

Date: February 22, 2005